UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.20549

                                 FORM 8-K

                               CURRENT REPORT
      Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest reported):   June 26, 2002


                            Banyan Corporation
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          (Exact name of registrant as specified in its chapter)


        OREGON                     000-26065                   84-1346327
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(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)           File Number)             Identification No.)


       Suite 500, 1925 Century Park East, Los Angeles, California 90067
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               (address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:   (800) 808-0899

ITEM 1.   Changes in Control of Registrant

Not Applicable

ITEM 2.   Acquisition or Disposition of Assets

Not Applicable

ITEM 3.   Bankruptcy or Receivership

Not Applicable

ITEM 4.   Changes in Registrant=s Certifying Accountant

Not Applicable

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ITEM 5.   Other Events and Regulation FD Disclosure

On June 26th, 2002 the Registrant publicly disseminated a press release announcing that its wholly owned subsidiary, Chiropractic USA, Inc., assigned its right to acquire a chain of Chiropractic clinics in Louisiana (the "Louisiana Clinics") to Southern Health Care, Inc., a newly formed Colorado holding company with no other assets, in exchange for a significant management agreement (the "Management Agreement") and franchise agreements. This assignment was undertaken at the request of the financial institution funding the acquisition to accommodate their desired organizational structure for the transaction. Southern Health Care, Inc., in exchange for the rights to purchase the Louisiana Clinics has agreed to the Management Agreement with Chiropractic USA, Inc. whereby all revenues and expenses from the operations of the Louisiana Clinics will flow through to Chiropractic USA, Inc. Chiropractic USA, Inc. will in turn provide all operational oversight, management, marketing and administration for the Louisiana Clinics. Southern Health Care, Inc. has waived its conditions precedent regarding the acquisition, and is proceeding to close on the purchase expeditiously. When the purchase concludes, the Management Agreement is due to commence. Furthermore, the Louisiana Clinics will become the first franchised outlets for Chiropractic USA, Inc. which will then commence its franchising program for Chiropractic Clinics.

Southern Health Care, Inc. was incorporated for the specific purpose of accommodating the request of the financial institution providing the required funding. Southern Health Care, Inc. is wholly owned by Michael Gelmon and Cory Gelmon individually (the Gelmon's are CEO and President of Chiropractic USA, Inc. and the Registrant respectively). Neither Michael nor Cory Gelmon will be remunerated as a consequence of their ownership of Southern Health Care, Inc.

The Registrant has consulted extensively with its auditors regarding this transaction. It is anticipated that the Management Agreement under which Chiropractic USA, Inc. will operate the Louisiana Clinics for Southern Health Care, Inc. will result in consolidating the operations of Southern Health Care, Inc. into the financial statements of Chiropractic USA, Inc. and as such will be included in the consolidated financial statements of the Registrant, as provided by Emerging Issues Task Force Consensus 97-2 relating to Physician Practice Management entities.

The information contained in the Press Release is incorporated herein by reference and filed as exhibit 99.1 hereto.

ITEM 6.   Resignations of Registrant=s Directors

Not Applicable

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial statements of business acquired

      Not Applicable

(b)   Pro forma financial information

      Not Applicable

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(c)   Exhibits

The following Exhibits are filed as a part of this disclosure statement:

99.1    The Registrant's Press Release dated June 26th, 2002.



ITEM 8.   CHANGES IN FISCAL YEAR.

Not Applicable

ITEM 9.   REGULATION FD DISCLOSURE.

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANYAN CORPORATION
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                                        (Registrant)


Date:   July 9, 2002                   /s/ Michael J. Gelmon
                                       ------------------------------------
                                       Michael J. Gelmon
                                       Chief Executive Officer and Director


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EXHIBIT INDEX


Exhibit
Sequential
Number        Description                                            Page Number
------        -----------                                            -----------


99.1          The Registrant's Press Release dated June 26th, 2002



                                      Exhibit 99.1

FOR IMMEDIATE RELEASE

Please Contact:   Banyan Corporation Investor Relations
                 (800) 808-0899, Michael Gelmon                    PRESS RELEASE
                  e-mail: mgelmon@banyancorp.com
                          ----------------------
                          www.Banyancorp.com
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                        BANYAN ANNOUNCES CHIROPRACTIC USA, INC.
                           MANAGEMENT & FRANCHISE AGREEMENTS

Los Angeles, California June 26th, 2002 - Banyan Corporation (OTC BB: "BANY") announces that on the recommendation of a large U.S. Investment Bank, Banyan's wholly owned subsidiary, Chiropractic USA, Inc., has assigned its right to acquire a chain of Chiropractic clinics in Louisiana to Southern Health Care, Inc., a Colorado holding company, in exchange for a significant Management Agreement and franchise agreements.

Southern Health Care, Inc. advised Banyan on June 25th, 2002 that it has satisfied all conditions and financing requirements and is proceeding to complete the acquisition of the Louisiana Clinics from Advanced Health Center, Inc. within thirty (30) days. In exchange for the rights to acquire these clinics, Banyan is please to announce that Chiropractic USA, Inc. has entered a ten (10) year, twenty million ($20,000,000) Management Agreement with Southern Health Care, Inc. to provide management, marketing, administration and full operational Chiropractic services for the clinics. In addition, Southern Health Care, Inc. has agreed to enter Chiropractic USA's standard franchise agreements for each of the clinics it is acquiring. Thus, in addition to the lucrative Management Agreement, Chiropractic USA will establish its Chiropractic franchised operations utilizing these clinics as its flagship as well as its training and operations center.

Banyan CEO, Michael Gelmon, states: "This is an excellent transaction for Chiropractic USA as it confers all of the benefits of the clinics to us via the Management Agreement without some of the inherent risks associated with ownership in the health care field. In addition, it establishes our franchise operation which is the core business plan of Chiropractic USA." Banyan President, Cory Gelmon, commented: "This transaction will bring in significant top line and bottom line revenues into the company as well as establish our first branded Chiropractic USA franchised clinics which will serve as a flagship for our franchising program."

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Banyan anticipates the Management Agreement to commence immediately upon the closing of the acquisition by Southern Health Care, Inc. which is anticipated in early July and the franchise agreements to commence as soon as practicable thereafter.

      Banyan Corporation is a publicly traded holding company focused on investing in and building a network of operating subsidiaries engaged in various innovative businesses. Currently the company's wholly owned subsidiary, Chiropractic USA, Inc., is focusing on the development of branded Chiropractic clinics throughout North America by way of acquisitions of existing clinics as well as franchising chiropractic clinics under its marks and uniform operating systems and practices. In addition, Banyan's wholly owned subsidiary, Doublecase Corporation, sells a line of hard-sided protective carrying cases for notebook computers under the DoubleCase brand name. Doublecase's products are currently available through distribution from Ingram Micro and sold through a wide variety of Internet e-commerce storefronts, computer mail order catalogs, Value Added Resellers (VARs), a number of overseas vendors, and to the U.S. government.

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The Private Securities Litigation Reform Act of 1995 provides a "safe harbor"
for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Banyan Corporation) contains statements that are forward-looking, such as statements relating to the future anticipated direction of the high technology industry, plans for future expansion, various business development activities, planed capital expenditures, future funding sources, anticipated sales growth and potential contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of Banyan Corporation. These risks and uncertainties include, but are not limited to, those relating to development and expansion activities, dependence on existing management, financing activities, domestic and global economic conditions, changes in federal or state tax laws, and market competition factors. For a description of additional risks and uncertainties, please refer to Banyan's filings with the Securities and Exchange Commission.
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